Exhibit 10.21

THE SYMBOL “[REDACTED]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN

EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

I-Mab Biopharma (Hangzhou) Co., Ltd.

Shareholders Agreement

September 15, 2020

Table of Contents

Article 1	Information and Inspection Rights	- 4 -

Article 2	Equity Lockup	- 5 -

Article 3	Investors’ Preferred Rights	- 6 -

Article 4	Corporate Governance	- 13 -

Article 5	Act in Concert	- 16 -

Article 6	Liability for Breach of Contract; Indemnification	- 17 -

Article 7	Effectiveness, Amendment and Termination of the Agreement	- 17 -

Article 8	Miscellaneous	- 18 -

Schedule 1 Shareholding Structure Immediately After Completion of the Transactions

Schedule 2 List of Management Members to Join After the Closing Date

Schedule 3 List of Competitors of the Company

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into in the PRC on September 15, 2020 (the “Signing Date”) by and among the following parties:

1.

I-Mab Biopharma (Hangzhou) Co., Ltd., a limited liability company legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330100MA2GNANB49 (the “Company” or “Project Company”);

2.

I-MAB BIOPHARMA HONG KONG LIMITED, a company limited by law established in accordance with the laws of the Hong Kong Special Administrative Region of the PRC, whose registration number is 2400410 (“I-Mab HK”) ;

3.

Hangzhou Fushi Investment Management Partnership (Limited Partnership) (杭州赋实投资管理合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330102MA2AYYBD4Q (“Fushi Capital”);

4.

Shenzhen Tsingsong Shengrui Investment Partnership (Limited Partnership)(深圳市青松晟睿投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91440300MA5FYAQD4R (“Tsingsong Shenzhen”);

5.

Nanjing Tsingsong Healthcare Investment Partnership (Limited Partnership)(南京清松医疗健康产业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91320113MA21DH7W5M (“Tsingsong Nanjing”);

6.

Hangzhou Heda Biotech Investment Partnership (Limited Partnership)(杭州和达生物医药创业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330101MA2AXNXM21 (“Heda Investment”);

7.

Xiamen Ronghui Derong Equity Investment Partnership (Limited Partnership) (厦门融汇德润股权投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91350211MA34071K50 (“Ronghui Derong”);

8.

Ningbo Yanyuan Yaoshang Chanrong Equity Investment Partnership (Limited Partnership)(宁波燕园姚商产融股权投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330281MA2H6M3084 (“Yanyuan Chanrong”);

9.

Ningbo Yanchuang Yaoshang Yangming Investment Partnership (Limited Partnership)(宁波燕创姚商阳明创业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330281MA2H6M3084 (“Yanchuang Yangming”);

10.

Jiangsu Yanyuan Dongfang Investment Partnership (Limited Partnership)(江苏燕园东方创业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91320300MA1UQURD8F (“Yanyuan Dongfang”);

11.

Ningbo Rongshun Yanyuan Investment Partnership (Limited Partnership)(宁波荣舜燕园投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330201MA2AJPJ617 (“Rongshun Yanyuan”);

12.

Ningbo Yanyuan Innovation Investment Partnership (Limited Partnership)(宁波燕园创新创业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330201340622519X (“Yanyuan Innovation”);

13.

Zhuzhou Guochuang Junyao Investment Partnership (Limited Partnership)(株洲市国创君垚投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91430200MA4RGB014A (“Guochuang Junyao”);

14.

Ningbo Hanhai Qianyuan Equity Investment Partnership (Limited Partnership)(宁波瀚海乾元股权投资基金合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330212MA2GW05H0A (“Hanhai Qianyuan”);

15.

Hangzhou Haibang Yigu Investment Partnership (Limited Partnership)(杭州海邦羿谷创业投资合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330101MA2B02RD4R (“Haibang Yigu”);

16.	Jialiang Shan, a Chinese citizen, whose ID number is [REDACTED];

17.

Zhejiang Silu Industry Investment Fund Partnership (Limited Partnership)(浙江丝路产业投资基金合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330101MA28WHW02L (“Silu Fund”);

18.

Viva Biotech (Shanghai) Ltd. (维亚生物科技(上海)有限公司), a limited company legally established and existing in accordance with the PRC laws, whose unified social credit code is 91310115677881436W (“Viva Biotech”);

19.

Tianjin Huatian Enterprise Management Consultation Limited Partner (Limited Partner) (天津华天企业管理咨询合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91120118MA0727C0X0 (“Huatian Enterprise Management”; together with Fushi Capital, Tsingson Shenzhen, Tsingsong Nanjing, Heda Investment, Ronghui Derong, Yanyuan Chanrong, Yanhuang Yangming, Yanyuan Dongfang, Rongshun Yanyuan, Yanyuan Innovation, Guochuang Junyao, Hanhai Qianyuan, Haibing Yigu, Jialiang Shan, Silu Fund and Viva Biotch, collectively referred to as the “Investors”);

20.	Lili Qian, a Chinese citizen, whose ID number is [REDACTED];

21.	Zhengsong Zhang, a Chinese citizen, whose ID number is [REDACTED];

22.	Yunfei Zhang, a Chinese citizen, whose ID number is [REDACTED];

23.	Lihong Lou, a Chinese citizen, whose ID number is [REDACTED];

24.	Kai Zhou, a Chinese citizen, whose ID number is [REDACTED];

25.	Fang Yin, a Chinese citizen, whose ID number is [REDACTED] (together with Lili Qian, Zhengsong Zhang, Yunfei Zhang, Lihong Lou and Kai Zhou, collectively referred to as the “Management”);

26.

Hangzhou Yijing Biotech Partnership (Limited Partnership)(杭州伊境生物科技合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330100MA2HY0AEXX (“Management Holdco”); and

27.

Hangzhou Lanjing Biotech Partnership (Limited Partnership)(杭州阑境生物科技合伙企业(有限合伙)), a limited partnership legally established and existing in accordance with the PRC laws, whose unified social credit code is 91330100MA2HY07T3Q (“ESOP Holdco”).

The above parties are hereinafter collectively referred to as the “Parties”. When any party hereto is referred to as a “Party”, the other parties hereto will be referred to as the “Other Parties”.

WHEREAS:

1.

The Company is a limited liability company legally established and existing in accordance with PRC laws, which was established on 26 June, 2019. The Company’s unified social credit code is 91330100MA2GNANB49, its current registered capital is US$30 million, and its business scope is: technology development, technology services, technology consulting, and transfer of results: biotechnology, pharmaceutical technology (with respect to the above, except for the development and application of human stem cells, gene diagnosis and treatment technology); production: drugs; drugs, pharmaceutical intermediates, Category I medical device wholesale and import and export business (except for those subject to special access control regulations stipulated by the state).

2.

On September 15, 2020, the Parties entered into that certain Equity Transfer and Investment Agreement (the “Investment Agreement”). According to the Investment Agreement, the Investors agree to collectively acquire 40% of the equity interest of the Company from I-Mab HK, corresponding to the unpaid registered capital of the Company in the amount of US$12 million, and invest a total amount in RMB equivalent to US$120 million (collectively referred to as the “Investors Investment Amount”) to the Company after acquiring such equity interest; the Management agree, through the Management Holdco, to acquire 10% of the equity interest of the Company from I-Mab HK, corresponding to the unpaid registered capital of the Company in the amount of US$3 million, and invest a total amount in RMB equivalent to US$3 million to the Company after acquiring such equity interest; the ESOP Holdco agrees to acquire 5% of the equity interest of the Company from I-Mab HK, corresponding to the unpaid registered capital of the Company in the amount of US$1.5 million, which equity interest will be used to implement the Company’s employee equity incentive plan; I-Mab HK agrees to transfer to the Company the Pipeline Intangible Assets with a total valuation of US$105 million and pay to the Company US$30 million in cash, so as to complete its capital contribution obligations with respect to the 45% remaining equity interest of the Company held by I-Mab HK (corresponding to registered capital of the Company in the amount of US$13.5 million). The aforementioned transactions are referred to as the “Transactions”. Immediately after the completion of the Transactions, the Company’s shareholding structure is reflected in Schedule 1.

THEREFORE, in order to further stipulate the rights and obligations of the shareholders of the Company after completion of the Transactions, the Parties have entered into the following agreement (unless otherwise provided in this Agreement, the terms used in this Agreement shall have the same meaning as that of the terms in the Investment Agreement):

Article 1 Information and Inspection Rights

1.1

Information and Inspection Rights. The Parties agree that, as long as an Investor holds equity in the Company, the Investor or person designated by the Investor in writing shall have the right, to (a) inspect the assets and account capital flow records, financial statements, financial books, financial documents and other related documents of the Company and its Subsidiaries during the Company’s normal office hours, or (b) communicate with directors, supervisor(s), officers, key employees, employees of the Company, and professional service organisations engaged by the Company such as auditors and legal consultants on affairs of the Company; in each case, provided that notice is delivered to the Company five (5) Working Days in advance. At the same time, the Company shall provide the Investors with the following information with respect to the Company and its Subsidiaries:

(1)	Within twenty-one (21) days after the end of each fiscal month, provide Investors with unaudited monthly financial statements;

(2)

Within one hundred and twenty (120) days after the end of each fiscal year, provide Investors with annual financial statements and annual audit report audited by an auditor acceptable to the Investors Directors;

(3)	Within thirty (30) days before the commencement of each fiscal year, provide Investors with the financial budget for such fiscal year;

(4)	Provide copies of documents and other materials given to any other shareholders;

(5)	Other information and materials reasonably requested by the Investors.

The aforesaid financial statements shall be prepared in accordance with China’s generally accepted accounting principles, and shall include balance sheets, profit and loss statements, and cash flow statements. All of the aforesaid audits must be conducted in accordance with China’s generally accepted accounting principles by an auditor acceptable to the Investors Directors.

1.2	Termination. The above-mentioned information and inspection right will terminate upon completion of the Qualified IPO (as defined in the Investment Agreement).

Article 2 Equity Lockup

2.1

I-Mab HK, the Management, Management Holdco and ESOP Holdco hereby agree that before the Qualified IPO of the Company and as long as the Investors still hold equity in the Company, without consent of the Majority Investors (as defined in the Investment Agreement) and consent of the Investors who have the rights to appoint Investor Directors, none of I-Mab HK, the Management, Management Holdco and ESOP Holdco shall dispose of any equity of the Company directly or indirectly held by them through transfer, gift, pledge or otherwise, or create any incumbrance on such equity in favour of any third party. However, (i) I-Mab HK may transfer equities in the Company to its Affiliated Company(ies) (as defined in the Investment Agreement), provided that such equity transfer shall not affect I-Mab HK’s obligations hereunder; for the avoidance of doubt, in such case, the equity transfer shall not take effect unless and until the relevant Affiliated Company(ies) of I-Mab HK have agreed to assume all covenants, representations, obligations and responsibilities which are owed by I-Mab HK to the Investors hereunder; (ii) in case of joinder of new Management members (the list of Management members to join after the Closing Date has been disclosed in Schedule 2 attached hereto), the existing Management members may transfer equity to the new Management members as listed in Schedule 2; for the avoidance of doubt, in such case, the equity transfer between Management members shall not take effect unless and until the new Management member(s) have agreed to subject themselves to the provisions of this Article 2.1 and have executed relevant joinder agreement; and (iii) for purposes of implementing the ESOP or other incentive arrangement that may be approved by the Investor Directors, the grantee(s) of incentives may be granted option or may accept transfer of equity; and (iv) any member of the Management may exercise the repurchase rights in accordance with Article 2.2 (the foregoing are collectively referred to as the “Exempt Transfer”). The Exempt Transfer shall not be subject to the Company’s or other shareholders’ consent, right of first refusal, right of co-sale or similar rights.

2.2

The Parties hereby acknowledge and agree that the Share of Equity held by each member of Management through the Management Holdco shall be restricted equity. After a member of the Management pays in an instalment of capital contribution for his/her Share of Equity in accordance with the provisions of Article 4.3(8) of the Investment Agreement, such paid-in portion of Share of Equity shall be vested one (1) year from the relevant paid-in date (however, if the date on which such member of the Management paid in the relevant instalment is earlier than the due date of such instalment as provided in Article 4.3(8) of the Investment Agreement, the relevant portion of Share of Equity shall be vested one (1) year from such due date instead) (for the avoidance of doubt, the Share of Equity, after being vested, shall still be subject to the provisions of Article 2.1 hereof), till all portion of the Share of Equity is vested. However, upon a successful Qualified IPO of the Company or occurrence of a Deemed Liquidation Event, then all unvested Share of Equity held by the Management shall be immediately and fully vested. If, before the Share of Equity held by a member of Management is fully vested, (a) such member of the Management departs for any reason, or (b) the Board of Directors has determined that there is a material violation of labour contract, or non-compete and intellectual property assignment agreement by such member of Management, or material failure to perform his/her duties, or other material fault of such member of the Management, and therefore resolves to forfeit his/her Share of Equity, then other members of Management shall have the pro rata rights to purchase all Share of Equity directly or indirectly held by such member of Management who departed or committed a material fault, which pro rata rights are in proportion to the Share of Equity then held by the relevant members of Management. The purchase price shall be calculated based on the amount actually paid by the selling member of Management plus interest accrued at an annualised simple interest of 5%. Upon occurrence of aforesaid termination of employment or material fault of any Management member before his/her Share of Equity is fully vested, if the other Management members fail to exercise their repurchase rights or fail to fully exercise their pro rata repurchase rights in proportion to their respective Share of Equity, then QIAN Lili and ZHANG Zhengsong shall be responsible for repurchasing Share of Equity of the said Management member that are not repurchased. For the avoidance of doubt, in such case, the other shareholders of the Company do not have any right of first refusal, co-sale right or any other similar rights with respect to such purchase.

2.3

The Parties hereby acknowledge and agree that any equity held by the ESOP Holdco in the Company shall only be used for grant of equity incentives under equity incentive plan in accordance with the decision of the Board of Directors, and unless for the purpose of implementing the equity incentive plan and approved by resolution of the Board of Directors, the ESOP Holdco shall not directly or indirectly transfer, pledge, create incumbrance or otherwise dispose of any equity held by it in the Company.

Article 3 Investors’ Preferred Rights

3.1	Pre-emptive Rights.

(1)

From the Closing Date of the Transactions and prior to the Qualified IPO of the Company, if the Company intends to increase its registered capital or issue new shares in any form, arrangement shall be made in accordance with provisions of this Agreement and the Company’s articles of association, and the Investors shall have the right to subscribe for the Company’s new registered capital or new shares at the same price and conditions up to a percentage of such new registered capital or new shares equal to its then shareholding percentage in the Company (“First Round Pre-emptive Rights”). If any Investor gives up exercise of its First Round Pre-emptive Rights in whole or in part, then Investors who have fully exercised the First Round Pre-emptive Rights shall have the right to subscribe for the part of the new registered capital or new shares of the Company against which the other Investors had the right to exercise their pre-emptive rights but have gave up exercise of such rights, up to a percentage which is equal to the proportion of the equity of the Company held by it to the total equity of the Company held by all Investors who have fully exercised the First Round Pre-emptive Rights (“Second Round Pre-emptive Rights”; together with the First Round Pre-emptive Rights, the “Pre-emptive Rights”).

(2)

If the Company intends to increase registered capital or issues new shares in any form, the Company shall serve a written notice (“Capital Increase Notice”) to all Investors at least fifteen (15) Working Days in advance. The Capital Increase Notice shall include the price and conditions of the plan to increase registered capital or issue new shares (including the amount/number of new registered capital/shares), and at the same time, issue an offer to invite Investors to subscribe for the Company’s new registered capital or new shares at such price and conditions.

(3)

An Investor shall notify the Company in writing within ten (10) Working Days after receipt of the above offer (the “First Participation Period”) whether to exercise its First Round Pre-emptive Rights. If the Investor decides to exercise its Pre-emptive Rights, a written commitment to exercise the Pre-emptive Rights shall also be made, in which the amount to be exercised shall be indicated.

(4)

If after expiration of the First Participation Period, any Investor fails to exercise or does not fully exercise its First Round Pre-emptive Rights, the Company shall promptly notify the Investors who have fully exercised their First Round Pre-emptive Rights, and each Investor who has fully exercised its First Round Pre-emptive Rights shall have the right to send a written notice to the Company within five (5) Working Days after receipt of such notice of the Company (the “Second Participation Period”), and, based on the proportion of its equity in the Company to equity of the Company held by all Investors who have fully exercised their First Round Pre-emptive Rights, has the pro rata priority rights over other shareholders of the Company and third parties to subscribe for the part of Company’s proposed new registered capital or new shares against that the other Investors may exercise the First Round Participation Rights but have gave up exercise of such rights.

(5)

Within ninety (90) Working Days after the expiration date of the First Participation Period or the Second Participation Period (if applicable, as the case may be), the Company may enter into a corresponding capital increase contract or similar agreement for the remaining part of the proposed new registered capital or proposed new shares which are not subject to the above-mentioned Pre-emptive Rights or against which no Pre-emptive Rights are exercised; provided, however, such capital increase contract or similar agreement cannot stipulate terms and conditions that are more favourable than those stated in the Capital Increase Notice. If the Company fails to enter into a capital increase contract or a similar agreement within ninety (90) Working Days, then the remaining part of the above-mentioned new registered capital or new shares shall again be subject to the Pre-emptive Rights in accordance with the provisions of this Article 3.1.

(6)

This Article 3.1 does not apply to any capital increase for purposes of implementation of employee equity incentive plans or other incentive plan approved by the Investors Directors, capital increase for purposes of adjustments under Article 3.6, nor capital increase allocated to all shareholders on a pro rata basis for realisation of profits or for converting capital reserve to registered capital as approved by resolution of the Shareholders.

3.2	Right of First Refusal.

(1)

Subject to the provisions of Article 2 of this Agreement, if any shareholder of the Company (the “Selling Shareholder”) wishes to transfer any equity of the Company directly or indirectly held by it (the “Offered Equity”) to any third party (the “Proposed Transferee”), the Selling Shareholder shall issue a written notice to the Company and the Investors (the “Transfer Notice”), indicating its transfer intention, transfer price and conditions, and identity of the Proposed Transferee. The Investors (except for the investor who is a Selling Shareholder) have the right of first refusal to purchase all or part of the Offered Equity at the same price and conditions, in proportion to the amount of equity then held by them in the Company (the “Right of First Refusal”). The Investors have the right to, within ten (10) Working Days after receiving the Transfer Notice (the “First RoFR Exercise Period”), respond in writing to the Company and the Selling Shareholder requesting to exercise the Right of First Refusal. If the Investors have responded in writing requesting to exercise the Right of First Refusal within the First RoFR Exercise Period, such Investors have the right to purchase all or part of the Offered Equity at the same price and conditions with priority over other shareholders of the Company other than the Investors and any third parties. If any Investor fails to exercise or does not fully exercise its Right of First Refusal, then the Investors who have fully exercised their Right of First Refusal have the right to purchase the remaining Offered Equity against which no Right of First Refusal of Investors is exercised or Investors fail to fully exercise the Right of First Refusal, in proportion to the amount of equity then held by them in the Company; such Investors shall have five (5) days after expiration of the First RoFR Exercise Period (the “Second RoFR Exercise Period”) to decide whether to exercise such further Right of First Refusal.

(2)

Within ninety (90) Working Days after the expiration of the First RoFR Exercise Period or the Second RoFR Exercise Period (if applicable, as the case may be), the Selling Shareholder may enter into a corresponding equity transfer contract for the remaining part (if any) of the Offered Equity which is not subject to the above-mentioned Right of First Refusal or against which no Right of First Refusal is exercised; provide, however, the equity transfer contract cannot stipulate terms and conditions that are more favourable than the prices and conditions stated in the Transfer Notice. If the Selling Shareholder fails to enter into an equity transfer contract within the above-mentioned ninety (90) Working Days’ period, then the remaining part of the above-mentioned Offered Equity shall again be subject to the Right of First Refusal under this Article 3.2.

(3)

For the avoidance of any doubt, the Parties confirm that transfer equity held by any Investor in the Company to its Affiliates is not subject to the Company’s or other shareholders’ consent, right of first refusal, right of co-sale or similar rights. Without the prior written consent of I-Mab HK, each shareholder shall not, and shall cause its respective Affiliates not to, directly or indirectly transfer all or any part of equity of the Company to any person who directly competes with the Company’s principal business (i.e., early stage discovery, development and commercialization of innovative biological drugs in the field of tumour immunology and autoimmune diseases) (the “Competitors of the Company”; the number of Competitors of the Company shall be not greater than 20). The initial list of the Competitors of the Company is set forth in Schedule 3 hereto, which list may be updated by approval of the Board (including consent of both Investor Directors).

(4)	This Article 3.2 does not apply to any Exempt Transfer listed in Article 2.1, the repurchase under Article 3.5, or implementation of the compensation measures described in Article 3.6.

3.3	Co-Sale Right.

(1)

Subject to Article 2.1 hereof, when I-Mab HK (including any Affiliate of I-Mab HK who acquires equity of the Company through Exempt Transfer pursuant to Article 2.1(i) hereof) and/or any Management member and/or the Management Holdco and/or the ESOP Holdco propose to transfer any equity of the Company held by them, if any Investor decides not to exercise the Right of First Refusal specified in Article 3.2 of this Agreement, such Investor shall have the right to, within five (5) Working Days after expiration of the First RoFR Exercise Period, respond in writing to the Company and I-Mab HK and/or any Management member and/or the Management Holdco and/or the ESOP Holdco (as the Selling Shareholder(s)) requesting to participate in the sale of equity of the Company by such Selling Shareholder(s) under the same conditions of sale (the “Co-Sale Rights”). Except for the situation described in Article 3.3(2), the amount of equity that any Investor who intends to exercise the Co-Sale Rights by participating in the sale shall not exceed the product of the following: (i) the quantity of the Offered Equity, multiplied by (ii) a fraction, the numerator of which is the amount of equity of the Company held by the Investor who intends to exercise the Co-Sale Rights, the denominator of which is the total number of equity of the Company held by all Investors who intend to exercise the Co-Sale Rights and the amount of equity of the Company held by the said Selling Shareholder(s) at that time. The said Selling Shareholder(s) shall procure the Proposed Transferee to agree to the above-mentioned co-sale by the Investors; if the Proposed Transferee does not agree to the above-mentioned co-sale, the said Selling Shareholder(s) shall not transfer Offered Equity to the Proposed Transferee unless prior written consent of the Investors who intend to exercise the Co-Sale Rights is obtained or the said Selling Shareholder(s) agree to purchase the equity to be sold by the Investors who intend to exercise the Co-Sale Rights at the same price and conditions.

(2)

Subject to other terms of this Agreement, when I-Mab HK (including any Affiliate of I-Mab HK who acquires equity of the Company through Exempt Transfer pursuant to Article 2.1(i) hereof) and/or the Management and/or the Management Holdco and/or the ESOP Holdco have already cumulatively sold equity held by them in the Company in excess of 6% of the then total registered capital of the Company, and I-Mab HK and/or the Management and/or the Management Holdco and/or the ESOP Holdco wish to further sell equity directly or indirectly held by them in the Company to any Proposed Transferee, and any Investor decides not to exercise its Right of First Refusal as specified in Article 3.2 of this agreement, then such Investor has the right to, within five (5) Working Days after expiration of the First RoFR Exercise Period, respond in writing to the Company and I-Mab HK and/or the Management and/or the Management Holdco and/or the ESOP Holdco (as the Selling Shareholder(s)), requesting to sell any part or all equity of the Company held by it to the Proposed Transferee under the same conditions of sale (the “Full Co-Sale Rights”). If the Proposed Transferee does not agree to purchase any part or all equity that any Investor requests to sell by exercising the Fully Co-Sale Rights, I-Mab HK and/or the Management and/or the Management Holdco and/or the ESOP Holdco (as the Selling Shareholder(s)) shall purchase all equity requested to be sold by the Investors who intend to exercise the Full Co-Sale Rights at the same conditions, otherwise they shall not transfer Offered Equity to the Proposed Transferee.

(3)	This Article 3.3 does not apply to any Exempt Transfer listed in Article 2.1, the repurchase under Article 3.5, or implementation of the compensation measures described in Article 3.6.

3.4	Liquidation Preference.

Before the Qualified IPO of the Company, in the event of the Company’s liquidation, dissolution, termination of the Company’s principal business, or occurrence of a Deemed Liquidation Event (as defined below), the Company’s property shall be used to pay off liquidation expenses, employee salaries and social insurance expenses, statutory compensation, taxes owed by the Company and the Company debts in the order prescribed by law. If there is any remaining property after the Company’s liquidation property is liquidated in accordance with the above mentioned provisions, or in case of a Deemed Liquidation Event, the Company or all shareholders have surplus after deduction of relevant taxes (collectively referred to as the “Remaining Property”), the Remaining Property shall be allocated in the following order:

(1)

An Investor has the right to take precedence over other shareholders of the Company to receive the higher of (“Liquidation Preference Amount”): (i) x) the Investors Investment Amount paid by the Investor, plus y) investment return accrued from the date on which the Investor actually paid the relevant Investors Investment Amount until the payment date of the relevant Liquidation Preference Amount, calculated on the basis of the annualised 10% simple interest rate on the Investor Investment Amount so paid, plus z) the Company’s undistributed profits (if any) corresponding to the Investor’s equity; or (ii) among the Remaining Property, the part that the Investor would be entitled to receive base on its shareholding percentage in the Company. If the Remaining Property is insufficient to pay all Investors their Liquidation Preference Amount in full, the Company shall allocate the Remaining Property among the Investors in proportion of each Investor’s Liquidation Preference Amount. The aforesaid Liquidation Preference Amount shall be paid to the Investors by RMB cash.

(2)

If there is any assets remaining after the Investors’ Liquidation Preference Amount has been paid in full, the remaining assets shall be distributed ratably among the other shareholders of the Company according to the relative proportion of equity held by them in the Company.

(3)

Each Party shall take all effective measures in compliance with the applicable PRC laws to ensure that the Investors obtain their priority proceeds from the distributable Remaining Property in the above-mentioned order, in a manner consistent with applicable PRC laws. I-Mab HK shall complete procedures that are required under the applicable laws for performance of obligations under this Article 3.4.

(4)

For the purposes of this Agreement, “Deemed Liquidation Events” shall mean (i) all or substantially all of the Company’s assets, business or equity are sold, transferred or otherwise disposed of in a transaction or series of related transactions ; or (ii) all or substantially all of the Company’s intellectual property rights are transferred or exclusively licensed to third parties for use in a transaction or series of related transactions; or (iii) more than fifty percent (50%) of the Company’s equity is sold, transferred or otherwise disposed of in a transaction or series of related transactions, or due to the merger, reorganisation, business integration, or any other form of transaction between the Company and other entities, resulting in shareholders of the Company that accounted for fifty percent (50%) or more of the voting rights before such transactions no longer hold fifty percent (50%) or more of the Company’s voting rights after such mergers, reorganisations, business integration, or any other form of transaction, or due to any of the above transactions, I-Mab HK (with its Affiliates) is no longer the Company’s single largest shareholder, or (iv) any shareholder (with its Affiliates) of the Company holds or exceeds fifty percent (50%) of equity in the Company in a transaction or series of related transactions.

3.5	Repurchase

(1)

If the Company fails to close a Qualified IPO within four (4) years after the Closing Date of the Transactions, then within three (3) years after the expiration of such four (4) year period, or other period that may then be agreed between I-Mab and the Investors through consultation, any Investor will have the right to elect to request I-Mab HK to repurchase all or any part of the equity held by such Investor in the Company by cash. The unit repurchase price of the corresponding equity represented by per 1 U.S. dollar of registered capital of the Company shall be (a) the Investor’s Original Unit Investment Price (as defined below; or if the Original Unit Investment Price has been adjusted in accordance with Article 3.6, the Adjusted Unit Investment Price shall be applied instead), plus (b) accrued from the date that the Investor actually paid the relevant Investors Investment Amount till the date when the repurchase price is paid, interest calculated at the annualised 10% simple interest rate on the Original Unit Investment Price (or the Adjust Unit Investment Price), plus (c) the Company’s undistributed profits (if any) corresponding to such equity (collectively referred to as the “Repurchase Price”). The total Repurchase Price that an Investor is entitled to shall be a product obtained by multiplying the unit Repurchase Price of per 1 U.S. dollar of registered capital calculated pursuant to the preceding provisions, by the total amount of registered capital corresponding to equity of the Company which the Investor requests to be repurchased.

(2)

I-Mab HK and the Investors hereby agree that if any Investor intends to exercise the Repurchase Right in accordance with the provisions of Article 3.5(1) above, subject to the approval procedures of I-Mab 天境生物 (NASDAQ: IMAB; hereinafter referred to as “I-Mab”) and the then applicable U.S. securities laws and regulatory rules on public companies, if it is then intended to have I-Mab to use its stock as consideration to repurchase the equity of the Company against which the Investor intends to exercise the Repurchase Right (hereinafter referred to as “Repurchase by Stock”), the relevant repurchase agreement shall be negotiated separately by the Investors and I-Mab. If the value of I-Mab stock obtained by an Investor through Repurchase by Stock has reached an amount equal to the product obtained by multiplying the unit Purchase Price under Article 3.5(1) by the quantity of equity held by such Investor, I-Mab HK shall no longer bear the repurchase obligations under this Article 3.5 with respect to such equity of the Company held by the Investor. From expiration of the four (4) years period after the Closing Date and within three (3) years thereafter, or within exercising period that may be otherwise agreed between I-Mab HK and the Investors through consultation, with consent of the Majority Investors, negotiation may be initiated with I-Mab on I-Mab’s repurchase of equity of the Company held by the Investors by issuance of I-Mab stock as consideration.

(3)

I-Mab HK and Company shall complete procedures that are required under the applicable laws for performance of obligations under this Article 3.5. I-Mab HK guarantees that, within 1 year from the date on which any Investor delivers request of repurchase to the Company in writing, the Investor will receive Repurchase Price for all equity with respect to which it has exercised right of repurchase. Before I-Mab HK has paid the Investors the Repurchase Price in full, the Investors shall still be entitled to the full shareholder rights under the laws of the PRC and this Agreement for the equity in which it has not obtained relevant portion of Repurchase Price. If I-Mab HK disposes of all or substantially all of the equity directly or indirectly held by it in I-Mab Bio-Tech (Tianjin) Co., Ltd. and I-Mab Biopharma (Shanghai) Co., Ltd. and such disposal of equity may impact I-Mab HK’s capability to perform its repurchase obligations under this Article 3.5, I-Mab HK shall cause other company(ies) within the Group who have capacity of repurchase to jointly covenant to perform the repurchase obligations, so as to make up for deficiency in the Warrantor’s capacity of repurchase.

(4)	The Repurchase Price shall be adjusted according to stock split, dividend distribution, capital reorganisation and other similar situations.

3.6	Anti-Dilution

If, after the Closing Date and before the Company’s Qualified IPO, the Company issues new registered capital (or securities that can be converted into or can be exercised as the Company’s equity) with a unit price of per 1 U.S. dollar of registered capital (the “New Unit Price”) that is lower than any Investor’s Original Unit Investment Price at its investment in the Company in the Transactions, the Investor will have the right to require the Original Unit Investment Price of its equity held in the Company to be reduced to an amount that is equal to the New Unit Price (the Original Unit Investment Price, after such adjustment, shall be referred to as the “Adjusted Unit Investment Price”), and recalculate the amount of equity in the Company that it should have been entitled to obtain based on its Adjusted Unit Investment Price. After the recalculation, the amount of Company registered capital held by such Investor shall be equal to the quotient obtained by dividing the Investors Investment Amount paid by such Investor in the Transactions, by the Adjusted Unit Investment Price (“Equity after Adjustment”). The difference between the Investor’s Equity after Adjustment and the Investor’s then actual equity shall, to the extent permitted by the applicable laws, be compensated (i) by the Company by issuing additional registered capital to the Investor at the lowest price permitted by law, or (ii) by I-Mab HK by transferring equity of the Company to the Investor at the lowest price permitted by law. For the avoidance of doubt, the “Original Unit Investment Price” of the equity held by each Investor is initially RMB equivalent to US$10 per US$1 of registered capital (calculated according to the USD to RMB central parity rate announced by the People’s Bank of China on the day of such Investor’s payment of its Investors Investment Amount). However, equity/shares issuance for implementation of employee equity incentive plans or other incentive arrangements approved by the Investors Directors shall not trigger the adjustments under this Article 3.6. For the avoidance of doubt, if, in accordance with Shareholders’ resolution, the Company uses capital reserve fund to increase the registered capital of all shareholders on a pro rata basis, the Original Unit Investment Price of the anti-dilution right investor under this Article shall be diluted and reduced proportionally.

3.7

Most Favoured Nation. In the event any Investor is entitled to, with respect to its investment in these Transactions, any terms that are more favourable than other Investors except terms under the applicable laws and regulations or under the Transaction Documents (as defined in the Investment Agreement) (the “More Favourable Terms”), the other Investors shall, with respect to their investment in these Transaction, automatically be entitled to the same More Favourable Terms.

3.8

Effect of Preferred Rights. The foregoing special rights of Investors as stipulated in Article 3 of this Agreement shall automatically lapse at the time as necessary for initial public offering of the Company and in accordance with requirements of the regulatory authority for initial public offering; provided, however, such rights shall be automatically reinstated as if such rights had never expired or terminated, when (i) the Company withdraws the application for initial public offering, (ii) the Company fails to successfully complete the issuance with eighteen (18) months after submission of application for initial public offering (this period can be extended by the Parties through written agreement before the expiration), or (iii) the relevant regulatory authority overrules or rejects the Company’s application for Qualified IPO (based on the earliest occurrence of the preceding three events).

3.9

New Shareholders. If, after execution of this Agreement, any shareholder of the Company intends to transfer all of the equity held by it in the Company to any third party, the transferee of the equity shall sign an agreement with the Parties to this Agreement simultaneously with the transfer of the equity, stipulating that the transferee shall be assigned rights and obligations of the transferring shareholder. If, after execution of this Agreement, any shareholder of the Company intends to transfer a part of the equity held by it in the Company to any third party, the transferee of the equity shall sign an agreement with the Parties to this Agreement simultaneously with the transfer of the equity, stipulating that the transferee and the transferor shall respectively be entitled to the rights of the transferor hereunder immediately prior to the transfer, and be subject to the obligations of the transferor hereunder immediately prior to the transfer, with respect to equity of the Company respectively held by each of them. Rights and obligations of the transferee(s) of equity shall be subject to agreement among the transferee(s) and all shareholders of the Company at that time.

Article 4 Corporate Governance

4.1

Composition of Board. The Company shall establish a Board of Directors. As of the Closing Date, the Board of Directors shall consist of seven (7) persons, of which: I-Mab HK has the right to appoint three (3) directors; Fushi Capital has the right to appoint one (1) director; Tsingsong Shenzhen and Nanjing Tsingsong have the right to appoint one (1) director jointly (together with the director appointed by Fushi Capital, collectively referred to as the “Investors Directors”); the Management Holdco has the right to appoint one (1) director; I-Mab HK also has the right to nominate one (1) independent director. The Company shall have a Chairman of the Board, who shall be appointed by I-Mab HK. Each Shareholder of the Company shall exert affirmative votes on election of the aforesaid nominees of Director s, so as to ensure persons nominated by the Parties who are entitled to appoint Directors pursuant to this Article 4.1 be elected as Directors of the Company. The Company shall have the right to appoint observers to the Board. Each Board observer shall be entitled to: (i) simultaneously with the Directors of the Company, receive all notices for Board meetings, meeting materials and other documents that the Company delivers to the Directors; (ii) attend Board meetings and make speech, and receive copies of Board resolutions and meeting minutes, provided that the observer shall have no voting rights on any matter reviewed by the Board; and (ii) customary information rights of Directors.

4.2	Shareholders’ Power. The Shareholders shall exercise the following powers to:

(1)	Decide the Company’s business policy and investment plan;

(2)	Elect and replace directors, and decide on matters related to the remuneration of directors;

(3)	Elect and replace supervisors who are representatives of the Shareholders, and determine matters related to the remuneration of supervisors;

(4)	Review and approve the report of the Board of Directors;

(5)	Review and approve the report of the supervisors;

(6)	Review and approve the Company’s annual financial budget plan and final account plan;

(7)	Review and approve the Company’s profit distribution plan and loss make-up plan;

(8)	Adopt resolutions on issuance of corporate bonds;

(9)	Adopt resolutions on the Company’s public offering of shares, determination or amendment of the Company’s IPO plan (including without limitation jurisdiction of IPO);

(10)

Adopt resolutions on shareholders’ transfer of equity interest or change of shareholding structure of the Company (provided that in the event any Party transfers equity in compliance with this Agreement, the other Parties shall cooperate to pass the relevant Shareholders resolutions);

(11)	Adopt resolutions on the increase or decrease of the registered capital of the Company or its Subsidiaries;

(12)

Adopt resolutions on matters of the Company or its Subsidiaries such as mergers, divisions, changes in organisational form, dissolution, termination, liquidation, ceasing to operate principal business of the Company, or Deemed Liquidation Events;

(13)	Amend the Company’s or its Subsidiaries’ articles of association.

In shareholders meetings, the shareholders shall exercise their voting power in accordance with the proportion of registered capital respectively subscribed by them. When the shareholders adopt resolutions on items (9)-(13) above, such resolutions must be passed by shareholders representing more than two-thirds (2/3) of the voting power (including the consent of the Majority Investors (as defined in the Investment Agreement; for the avoidance of doubt, shall include consent of the Investors who are entitled to appoint Directors)). Except for the above mentioned circumstances, the resolution of the shareholders shall be passed by shareholders representing more than one-half (1/2) of the voting power.

4.3	Board of Directors’ Power. The Board of Directors shall exercise the following power to:

(1)	Decide the business plan and investment plan of the Company and its Subsidiaries;

(2)	Formulate the annual financial budget plan and final account plan of the Company and its Subsidiaries;

(3)	Formulate profit distribution plan and loss make-up plan of the Company and its Subsidiaries;

(4)	Formulate plans for the Company and/or its Subsidiaries to increase or decrease the registered capital;

(5)	Approve, implement or amend the Company’s employee equity incentive plan and specific plans thereof;

(6)	Formulate merger, division, change of company organisation form, and dissolution plan of the Company and/or its Subsidiaries;

(7)

Approve, extend or amend related party transactions or agreements between the Company and/or its Subsidiaries and any of its shareholders, directors and officers or their respective Affiliates (except related party transactions or agreements necessary for the Exempt Transfer described in Article 2.1 hereof, or execution, extension or amendment of any related party transaction or agreement to the extent such execution, extension or amendment is made in accordance with related party transaction / agreement framework plan approved in advance by the Board of Directors (including the Investors Directors);

(8)

Approve the Company and/or its Subsidiaries to sell, mortgage, pledge, transfer or dispose of the intellectual property related to the Pipelines as contributed by I-Mab HK to the Company in the Transaction, or sale or disposal of all or substantially all of assets related to any Target Pipeline of the Company;

(9)

Any commercial cooperation between the Company or its Subsidiaries and any third party regarding the intellectual property related to the Pipelines as contributed by I-Mab HK to the Company in the Transaction, including but not limited to joint development, external licensing, etc.;

(10)	Company’s or its Subsidiaries’ provision of securities to third parties;

(11)	Amendment of the list of the Competitors of the Company as attached to this Agreement;

(12)

The Company’s obtainment of license from any third party under any Intellectual Property, or the license of any Intellectual Property of the Company to any third party, or change of any existing license agreement or arrangement in connection with any Target Pipeline (as defined in the Investment Agreement);

(13)	Decide on the establishment of the internal management organisation of the Company and its Subsidiaries;

(14)

Formulate the Company’s basic management policies (including without limitation policies on the Company’s provision of securities or lending of loans to third parties, borrowing of loans, related party transactions); and

(15)	Other powers granted under the applicable laws, the Company’s articles of association, or by the Shareholders.

4.4

Each member of the Board of Directors shall have one vote. The quorum for meetings of Board of Directors shall exceed two-thirds (2/3) of the total number of directors, and the Board of Directors resolutions reached are valid only if with affirmative votes of a majority of the directors. Notwithstanding the foregoing, the Board of Directors shall not adopt resolutions on the matters listed in item (5) above without the affirmative votes of over two-thirds (2/3) of the directors, including affirmative votes of at least one Investor Director; and the Board of Directors shall not adopt resolutions on the mattes listed in items (6) to (12) above without the affirmative votes of a majority of the directors, including affirmative votes of both Investors Directors.

Article 5 Act in Concert

5.1

I-Mab HK, Management Holdco and ESOP Holdco agree that, unless otherwise agreed to among such three Parties, as long as each of Management Holdco and ESOP Holdco respectively holds equity in the Company, each of Management Holdco and ESOP Holdco irrevocably agrees to, when exercising the following rights as a shareholder of the Company, act in concert with I-Mab HK and follow I-Mab’s instruction:

(1)	the right to convene, hold and attend Shareholders’ meetings;

(2)	the right to make proposals as a Shareholder;

(3)

the right to exercise voting rights on the matters which, according to the laws and regulations, the Company’s articles of association, and provisions of this Agreement, shall be reviewed by Shareholders (except the matters set forth in Article 4.2(9) hereof).

5.2

I-Mab HK and Management Holdco agree that, unless otherwise agreed to between such two Parties, as long as Management Holdco holds equity in the Company, Management Holdco irrevocably agrees to cause any Director appointed by it to, when exercising the following rights as a director of the Company, act in concert with majority of the directors appointed by I-Mab HK and follow the instruction of majority of the directors appointed by I-Mab HK:

(1)	The right to convene, hold and attend Board meetings;

(2)	The right to make proposals as a director;

(3)

The right to exercise voting rights on the matters which, according to the laws and regulations, the Company’s articles of association, and provisions of this Agreement, shall be reviewed by the Board of Directors.

5.3

Except the shareholders’ rights subject to the foregoing commitment to act in concert, the provisions of this Article 5 shall not affect other rights of I-Mab HK, Management Holdco and ESOP Holdco that they are entitled to under the laws and regulations, the Company’s articles of association and provisions of this Agreement as shareholders, including without limitation information rights, dividend rights, economic rights, etc..

Article 6 Liability for Breach of Contract; Indemnification

6.1

If any Party to this Agreement breaches the provisions of this Agreement, the Other Parties shall have the right to claim indemnification for the losses suffered by them as a result of the breach in addition to other rights that they may be entitled to under this Agreement.

6.2

Subject to other provisions of this Agreement, a Party to this Agreement (hereinafter referred to as the “Indemnifying Party”) shall indemnify and hold harmless the Other Parties (hereinafter referred to as the “Indemnified Parties”) against losses or payment incurred in connection with any of the following circumstances: (a) any representation or statement made by the Indemnifying Party in this Agreement is false, untrue or misleading, (b) the Indemnifying Party has violated or failed to fully fulfil the covenants, warranties or obligations under this Agreement, in each case except the circumstances which have been waived by the Other Parties in writing. The Indemnifying Party shall indemnify the Indemnified Parties against any and all losses directly or indirectly suffered by the Indemnified Parties as a result of the foregoing circumstances.

6.3

If any Party to this Agreement breaches the provisions of this Agreement, in addition to any other rights under this Agreement, the Other Parties shall have the right to require the breaching Party to specifically and completely perform the obligations under this Agreement.

6.4

Notwithstanding anything to the contrary herein, the provisions of this Article shall survive termination of the Parties’ rights and obligations hereunder, and survive the termination of this Agreement.

Article 7 Effectiveness, Amendment and Termination of the Agreement

7.1

Effectiveness. This Agreement shall take effect on the Closing Date, subject to the due execution of this Agreement by the Parties or their authorised representatives (Chinese non-natural persons must also affix their official seals).

7.2

Amendment. Any amendment or alteration to this Agreement shall be negotiated by all Parties, and shall be effective only after a written contract on such amendments or alteration have been signed by the Parties.

7.3	Termination. This Agreement may be terminated prior to expiration under any of the following circumstances:

(1)	With the unanimous written consent of all Parties;

(2)

Any Party breaches this Agreement and does not cue the breach within thirty days (30), or the breach have occurred for twice or more cumulatively, then the non-breaching Parties shall have the right to unilaterally terminate this Agreement;

(3)	If force majeure occurs and as a result the fundamental purpose of this Agreement cannot be achieved, any Party may terminate this Agreement.

7.4

Effect of Termination. When this Agreement is terminated in accordance with Article 7.3, except the provisions in Article 5 (Liability for Breach of Contract; Indemnification), Article 8 (Miscellaneous) and this Article 7.4, this Agreement shall be invalid and shall no longer be binding or effective, and the Parties will be no longer required to bear the responsibilities and obligations under this Agreement; provided, however, despite termination of this Agreement, a Party shall still be liable for any losses incurred by the Other Parties as a result of its breach of this Agreement before the termination.

Article 8 Miscellaneous

8.1	Notice.

(1)

All notices, claims, requests, consents, waivers and other communications required or permitted under this Agreement shall be in writing (including telegram, fax or similar written form) and shall be sent, delivered or mailed, e-mailed or faxed to the following addresses:

Company:	I-Mab Biopharma (Hangzhou) Co., Ltd.
	Attention:	[REDACTED]
	Phone:	[REDACTED]
	Fax: E-mail:	[REDACTED]
	Address:	[REDACTED]

I-Mab HK:	I-MAB BIOPHARMA HONGKONG LIMITED
	Attention:	[REDACTED]
	Phone:	[REDACTED]
	Fax: E-mail:	[REDACTED]
	Address:	[REDACTED]

Investors:	Hangzhou Fushi Investment Management Partnership (Limited Partnership)
	Attention:	[REDACTED]
	Phone:	[REDACTED]
	Fax: E-mail:	[REDACTED]
	Address:	[REDACTED]

Shenzhen Tsingsong Shengrui Investment Partnership (Limited Partnership)

	Attention:	[REDACTED]

	Phone:	[REDACTED]

	Fax: E-mail:	[REDACTED]

	Address:	[REDACTED]

Nanjing Tsingsong Healthcare Investment Partnership (Limited Partnership)

	Recipient:	[REDACTED]

	Phone:	[REDACTED]

	Fax:	[REDACTED]

	E-mail:	[REDACTED]

	Address:	[REDACTED]

Hangzhou Heda Biotech Investment Partnership (Limited Partnership)

	Recipient:	[REDACTED]

	Phone:	[REDACTED]

	Fax:	[REDACTED]

	E-mail:	[REDACTED]

	Address:	[REDACTED]

Xiamen Ronghui Derong Equity Investment Partnership (Limited Partnership)

Attention:	[REDACTED]

Phone:	[REDACTED]

Fax:	[REDACTED]

E-mail:	[REDACTED]

Address:	[REDACTED]

Ningbo Yanyuan Yaoshang Chanrong Equity Investment Partnership (Limited Partnership)

Attention:	[REDACTED]

Phone:	[REDACTED]

Fax:	[REDACTED]

E-mail:	[REDACTED]

Address:	[REDACTED]

Ningbo Yanchuang Yaoshang Yangming Investment Partnership (Limited Partnership)

Attention:	[REDACTED]

Phone:	[REDACTED]

Fax:	[REDACTED]

E-mail:	[REDACTED]

Address:	[REDACTED]

Jiangsu Yanyuan Dongfang Investment Partnership (Limited Partnership)

Attention:	[REDACTED]

Phone:	[REDACTED]

Fax:	[REDACTED]

E-mail:	[REDACTED]

Address:	[REDACTED]

Ningbo Rongshun Yanyuan Investment Partnership (Limited Partnership)
Attention: [REDACTED]
Phone: [REDACTED]
Fax: [REDACTED]
E-mail: [REDACTED]
Address: [REDACTED]
Zhuzhou Guochuang Junyao Investment Partnership (Limited Partnership)
Attention: [REDACTED]
Phone: [REDACTED]
Fax: [REDACTED]
E-mail: [REDACTED]
Address: [REDACTED]
Ningbo Hanhai Qianyuan Equity Investment Partnership (Limited Partnership)
Attention: [REDACTED]
Phone: [REDACTED]
Fax: [REDACTED]
E-mail: [REDACTED]
Address: [REDACTED]
Hangzhou Haibang Yigu Investment Partnership (Limited Partnership)/Jialiang Shan
Attention: [REDACTED]
Phone: [REDACTED]

Fax: [REDACTED]

E-mail: [REDACTED]
Address: [REDACTED]

Zhejiang Silu Industry Investment Fund Partnership (Limited Partnership)

Attention: [REDACTED]

Phone: [REDACTED]

Fax: [REDACTED]

E-mail: [REDACTED]

Address: [REDACTED]

Viva Biotech (Shanghai) Ltd.

Attention: [REDACTED]

Phone: [REDACTED]

Fax: [REDACTED]

E-mail: [REDACTED]

Address: [REDACTED]

Tianjin Huatian Enterprise Management Consultation Limited Partner (Limited Partner)

	Attention:	[REDACTED]

	Phone:	[REDACTED]

	Fax:	[REDACTED]

	E-mail:	[REDACTED]
	Address:	[REDACTED]

Management / Management Holdco:
	Attention:	[REDACTED]
	Phone:	[REDACTED]
	Fax: E-mail:	[REDACTED]
	Address:	[REDACTED]

ESOP Holdco:
	Attention:	[REDACTED]
	Phone:	[REDACTED]
	Fax:	[REDACTED]
	E-mail:	[REDACTED]
	Address:	[REDACTED]

(2)

Each notice, request or other communication delivered or served in accordance with the provisions of Article 8.1(1) shall be deemed as delivered or served as follows: (a) if sent by a courier company or personally delivered, it shall be deemed as delivered when the relevant notice, request or communication is sent to the above-mentioned address; (b) if sent by fax, then the relevant notice, request or communication shall be deemed as delivered when it is transmitted to the above fax number and the report of successful fax transmission is obtained; (c) if sent by e-mail, it shall be deemed as delivered twenty-four hours after the date on which the e-mail containing the relevant notice, request or communication as recorded by the sender’s computer is sent, provide, however, if the sender does not receive the recipient’s confirmation of receipt of the above e-mail within twenty-four hours (except for automatic email confirmation of receipt), the above notice, request or other communication shall be sent by courier or fax by the end of the same day.

8.2	Governing law. This Agreement shall be governed by and be construed in accordance with the PRC laws.

8.3

Dispute Resolution. In the event of is a dispute over the interpretation or performance of this Agreement, the Parties shall firstly attempt to resolve the dispute through friendly consultation. If the dispute cannot be resolved through consultation within thirty (30) days after one Party delivers written notice to the Other Parties requesting the commencement of consultation, then any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration, and the arbitration shall be conducted in Hangzhou according to the said commission’s arbitration rules then in force. The arbitration award shall be final and binding on all Parties and cannot be appealed. The arbitration costs shall be borne by the losing party unless the arbitration award provides otherwise. When any dispute occurs and when any dispute is under arbitration, except the matter under disputes, the Parties shall continue to exercise their other rights and perform their other obligations under this Agreement.

8.4

Confidentiality. Each of the Parties shall not, and shall cause its respective Affiliates, shareholders, directors, officers, employees, representatives or agents not to, directly or indirectly disclose the existence of this Agreement or any information related to the Transactions (including any information obtained by the Party during the course of the negotiation and execution of this Agreement), unless (a) it has obtained the prior written consent of the non-disclosing Parties, or (b) such information is required to be disclosed by the applicable laws and is only disclosed to the extent necessary to comply with the applicable laws or any regulations or policies of any stock exchange, provided, however that the disclosing Party shall, within a reasonable time before the disclosure or submission of the relevant information, seek opinions of the Other Parties on such disclosure and submission, and that if required by the Other Parties, the disclosing Party shall seek for confidential treatment of the disclosed or submitted information to the extent possible. Notwithstanding the foregoing, I-Mab, being a company listed in the United States, shall have the right to disclose the Company’s financing information in accordance with the requirements of U.S. securities laws without the need for separately obtaining the Parties’ consent. After the Closing, each of the Company, I-Mab HK and the Investors shall have the right to disclose the existence of the Investors’ investment in the Company to third parties or the public; provided, however, the Investors shall seek the opinions of I-Mab HK when disclosing information related to the Company’s investment matters, with a view to comply with the information disclosure requirements under the U.S. securities laws.

8.5

Severability. The obligations under this Agreement shall be regarded as separate obligations and be independently enforceable. When one or more obligations of this Agreement are unenforceable, the enforceability of other obligations shall not be affected. If this Agreement is not enforceable against any Party, the enforceability of this Agreement among the Other Parties shall not be affected. If one or more of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any respect according to any applicable law, or a government agency requests amendment of one or more provisions of this Agreement, the validity, legality and enforceability of the remaining provisions shall not be affected or damaged in any way. The Parties shall endeavour to replace these invalid, illegal or unenforceable provisions with valid provisions through sincere consultations, and the economic effects of such valid provisions shall be as similar as possible to those of the invalid, illegal or unenforceable provisions.

8.6

Entire Agreement. This Agreement (including the other Transaction Documents and any other documents referred to or contemplated hereunder or thereunder) constitutes the entire agreement among the Parties with regard to the subjects hereof, and supersedes any other agreements or intentions previously reached by the Parties on the same subjects.

8.7

Assignment. Without prejudice to the provisions of the PRC laws and the other provisions of this Agreement, the Investors have the right to assign their rights and obligations under this Agreement to their respective Affiliates, and such assignment does not require prior consent of Other Parties or the Company. An Investor has the right to assign its rights and obligations under this Agreement to any third party along with the sale or transfer (if any) of its equity in the Company to such third party; provided, however, such equity transfer shall be subject to the other Investors’ Right of First Refusal under Article 3.2 hereof. Notwithstanding anything to the contrary herein, after completion of its capital contribution obligation, any Investor may transfer its then effective rights and obligations under the Agreement to its Affiliates along with the sale or transfer (if any) of its equity in the Company, which transfer or assignment shall not be subject to any other shareholders’ consent, right of first refusal, right of co-sale or similar rights. Except the foregoing, without the prior written consent of each other Party, no Party shall assign its rights or obligations under this Agreement; any assignment without the Other Parties’ consent shall be invalid.

8.8

Counterparts. This Agreement is written in Chinese. This Agreement shall be signed in thirty (30) original copies. Each Party shall hold one (1) original copy, and the remaining original copies shall be held by the company. Each copy of this Agreement shall be equally effective.

8.9

Priority. If, in order to request any government agency to carry out any specific act, separate agreements in connection with the Transactions (including but not limited to, equity transfer agreement, the Company’s articles of association or amendments to the articles of association, as may be amended from time to time) have to be signed in accordance with the standard templates or requirements of the government agency, this Agreement shall control over any such agreements, and such agreements shall only be used to request the government agency to implement the specific act, and shall not be used to establish or as an evidence of any rights or obligations of the relevant parties on matters that may be stipulated in such agreements.

(No text below)

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Company:

I-Mab Biopharma (Hangzhou) Co., Ltd.
(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

I-Mab HK:

I-MAB BIOPHARMA HONGKONG LIMITED

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Hangzhou Fushi Investment Management Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Shenzhen Tsingsong Shengrui Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Nanjing Tsingsong Healthcare Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Hangzhou Heda Biotech Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Xiamen Ronghui Derong Equity Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Ningbo Yanyuan Yaoshang Chanrong Equity Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Ningbo Yanchuang Yaoshang Yangming Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Jiangsu Yanyuan Dongfang Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Ningbo Rongshun Yanyuan Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Ningbo Yanyuan Innovation Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Zhuzhou Guochuang Junyao Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Hangzhou Haibang Yigu Investment Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Jialiang Shan

(Seal)

/s/ Jialiang Shan

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Zhejiang Silu Industry Investment Fund Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Viva Biotech (Shanghai) Ltd.

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Investors:

Tianjin Huatian Enterprise Management Consultation Limited Partner (Limited Partner)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Lili Qian

/s/ Lili Qian

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Zhengsong Zhang

/s/ Zhengsong Zhang

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Yunfei Zhang

/s/ Yunfei Zhang

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Lihong Lou

/s/ Lihong Lou

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Kai Zhou

/s/ Kai Zhou

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Management:

Fang Yin

/s/ Fang Yin

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Hangzhou Yijing Biotech Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement on the date first above written.

Hangzhou Lanjing Biotech Partnership (Limited Partnership)

(Seal)

/s/ Authorized Signatory
Name: Authorized Signatory
Position:

Signature Page to Shareholders Agreement

Schedule 1 Shareholding Structure Immediately After Completion of the Transactions

Schedule 1

Schedule 2 List of Management Members to Join After the Closing Date

Schedule 2

Schedule 3 List of Competitors of the Company

Schedule 3